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                                                                    EXHIBIT 99.1

Slide 1

Investor Presentation
September 2002

25 Years of Innovation

Graphic: Photographs of products designed, developed, manufactured by or proprietary to Colorado MEDtech, Inc.

Graphic: Colorado MEDtech, Inc. logo

Slide 2

Safe Harbor Statement

The statements in this presentation that are not historical facts, including those regarding the financial impact of facility consolidation, are forward-looking statements that represent management's beliefs and assumptions based on currently available information. Forward-looking statements can be identified by the use of words such as "believes," "intends," "estimates," "may," "will," "should," "anticipated," "expected" or comparable terminology or by discussions of strategy. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot assure that these expectations will prove to be correct. Such statements involve risks and uncertainties including, but not limited to, the risk that the facility consolidation may not result in cost savings and efficiencies or that other factors may offset such impact, the risk that the Company's existing level of orders may not be indicative of the level or trend of future orders, the risk that the Company may not successfully complete the work encompassed by current or future orders, the risk that unforeseen technical or production difficulties may adversely impact project timing and financial performance, the risk of potential litigation, the risks associated with regulation by the Federal Food and Drug Administration including compliance with the Quality System Regulation, the risk that acquired companies cannot be successfully integrated with the Company's existing operations and the risk that a downturn in general economic conditions or customer budgets may adversely affect research and development and capital expenditure budgets of potential customers upon which the Company is dependent. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. These factors are more fully described in the Company's documents filed from time to time with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update publicly or revise such statements whether as a result of new information, future events or otherwise.

Graphic: Colorado MEDtech, Inc. logo

Slide 3



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Colorado MEDtech, Inc.

Colorado MEDtech (CMED), founded in 1977, is a leading full-service provider of advanced medical technology outsourcing services and medical imaging components, products and services.

o    One-stop service

o    Faster time to market

o    Innovative technical solutions

o    Integrated development and manufacturing

CMED offers value-added services to medical OEMs and end-users

Graphic: Photograph of TheraSense(TM) PDA-based glucose meter

Graphic: Colorado MEDtech, Inc. logo

Slide 4

Our Mission and Vision

Mission

To be the world leader in high quality, advanced medical outsourcing services and medical imaging components and accessories.

Vision

We aspire to become our customers' competitive advantage and their first choice as the OneSource OutSource(R) partner.

Graphic: Photograph of Cochlear, Inc.'s Crystal Integrity Test System(TM)

Graphic: Colorado MEDtech, Inc. logo

Slide 5

Our Organizational Structure

Colorado MEDtech

         Colorado Operations

                           RELA

                           Design, develop and manufacture medical products
                                    - diagnostic



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                                    - therapeutic

                                    - biotech

                                    - software development

                                    - medical device connectivity

                           IPS

                           Imaging system design, develop and manufacture

                           - power amplifiers

                           - design and develop custom software systems

         Iowa Operations

                           CIVCO

                           Design, develop, manufacture and distribute

                           - accessories for ultrasound imaging equipment

                           - image-guided minimally invasive surgical products

Graphic: Colorado MEDtech, Inc. logo

Slide 6

Why This is a Good Business

1.   Positioned in a long-term growth market

2.   Focused on attractive niche

3.   Customers include industry leaders

4.   Full service OneSource OutSource(R)

5.   Solid financial position

Graphic: Colorado MEDtech, Inc. logo

Slide 7

1. Positioned in Long-Term Growth Market

Medical Device Outsourcing Market ($B)

Graph depicting estimated growth of the medical device outsourcing market

                  Total Medical Market               Medical EMS
                  - OEM COGS                         Revenues
1998              $40.4                              $3.2
1999              $43.5                              $4.2
2000E             $47.1                              $4.8
2004E             $57.3                              $7.6

Source: Technology Forecasters, Inc.



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Graphic: Colorado MEDtech, Inc. logo

Slide 8

1.   Factors Driving Long-term Market Growth

o    OEMs focusing on core competencies

o    Outsourcing offers:

     - reduced costs

     - improved time-to-market

     - reduced capital outlays

Graphic: Colorado MEDtech, Inc. logo above the word "GROWTH"

Graphic: Colorado MEDtech, Inc. logo

Slide 9

2. Focused on Attractive Niche

$3.6B medical device outsource market

Graphic: Sphere filled with photograph of an integrated power and control subsystem for high-field MRI, divided in half; top half marked with the words "High tech, value-added segment"; bottom half marked with the words "Low value segment"; Colorado MEDtech, Inc. logo

Graphic: Colorado MEDtech, Inc. logo

Strongly positioned in advanced tech segment

Slide 9

3. Customers Include Industry Leaders

Graphic: logos for the following:

Johnson & Johnson
Gene Logic
Boston Scientific
Baxter
Medtronic
Siemens
Du Pont
Tyco
Becton Dickinson
Lilly
Xanthon
Abbott Laboratories



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GE Medical Systems

Graphic: Colorado MEDtech, Inc. logo

Slide 11

4. Full Service Provider

Advanced Solutions

o    Services

o    Products

o    Components

o    OneSource OutSource(R) Provider


Graphic: Montage image of clock face with multiple product images; center - Colorado MEDtech, Inc. logo

Graphic: Colorado MEDtech, Inc. logo

Slide 12

4. The OneSource OutSource(R)

o    One-stop service

o    Faster time-to-market

o    Innovative technical solutions

o    Integrated development and manufacturing

Graphic: Montage image of clock face with multiple product images; center - Colorado MEDtech, Inc. logo

Graphic: Colorado MEDtech, Inc. logo

Slide 13

5. Solid Financial Position

o    Cash and short-term investments(a)                 $ 7.4M

o    Total assets(a)                                    $42.5M

o    Working capital(a)                                 $18.5M

o    Revenues(b)                                        $70.7M

o    Cash flows from operations(b)                      $ 3.4M



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We were profitable for the quarter ended June 30, 2002

(a) Numbers as of 6/30/02  (b) For the year ended 6/30/02

Graphic: Colorado MEDtech, Inc. logo

Slide 14

Segment Financial Information

Iowa Operations Revenue                              $24.4M
Iowa Operations Gross Profit                         $12.8M

Colorado Operations Revenue                          $46.3M
Colorado Operations Gross Profit                     $ 6.8M

All amounts for the year ended June 30, 2002

Graphic: Colorado MEDtech, Inc. logo

Slide 15

Growth Strategies

1.   Become the 1st choice supplier OneSource OutSource(R)

2.   Provide world-class medical connectivity technology

3.   Expand imaging product portfolio

4.   Complementary acquisitions and alliances

Graphic: Photographs of products designed, developed, manufactured by or proprietary to Colorado MEDtech, Inc.

Graphic: Colorado MEDtech, Inc. logo

Slide 16

Accomplishments in FY 2002

o    Resolved FDA warning letter

o    Won CIVCO litigation

o    Acquired Barzell-Whitmore

o    Resolved Gen-Probe litigation

o    Reduced costs

o    Consolidating into one facility - Colorado Operations

o    Built new facility - CIVCO

o    Positive cash flow from operations for fiscal 2002



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We were profitable for the quarter ended June 30, 2002

Graphic: Photograph of Cochlear, Inc.'s Crystal Integrity Test System(TM)

Graphic: Colorado MEDtech, Inc. logo

Slide 17

Why Colorado MEDtech?

We have a strong platform for growth:

o    People

o    Processes

o    Technology

o    Opportunity

Graphic: Photograph of Xanthon Xpression Analysis System(TM)

Graphic: Colorado MEDtech, Inc. logo

Slide 18

Why Colorado MEDtech?

o    Impressive customer base

     - leveraging relationships

o    Expanding capabilities in high potential areas

     - device connectivity and imaging

o    Medical market focus

o    Solid balance sheet

Focused on improving performance

Graphic: Photograph of Second Look(TM) by CADx Medical Systems

Graphic: Colorado MEDtech, Inc. logo